CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [***] CONSENT AND FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT This Consent and Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 4th day of April, 2025, by and among (a) SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY (“Bank”) and (b)(i) BIOLIFE SOLUTIONS, INC., a Delaware corporation (“BioLife”), (ii) SAVSU TECHNOLOGIES, INC., a Delaware corporation (“SavSu”), and (iii) SEXTON BIOTECHNOLOGIES, INC., a Delaware corporation (“Sexton; together with BioLife, and SavSu, individually and collectively, jointly and severally, “Borrower”). RECITALS A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 20, 2022, as amended by that certain Waiver and First Amendment to Loan and Security Agreement dated as of February 26, 2024, as amended by that certain Consent and Second Amendment to Loan and Security Agreement dated as of April 16, 2024, and as further amended by that certain Consent and Third Amendment dated as of November 11, 2024 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”). B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement. C. Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein. D. Borrower has notified Bank that it will enter into that certain Stock Purchase Agreement with PANTHERA CRYOSOLUTIONS INC., a Canadian corporation (“Panthera”), and the Sellers and Sellers’ Representatives (as such terms are defined in the Purchase Agreement) parties thereto in substantially the form attached hereto as Schedule 1 (the “Purchase Agreement”) pursuant to which, (i) BioLife has formed a new wholly-owned Subsidiary organized under the laws of Canada (the “Merger Sub”), (ii) BioLife, on behalf of Merger Sub, will purchase all of the shares of capital stock of Panthera from the Sellers (as such term is defined in the Purchase Agreement), and (iii) Panthera will amalgamate with Merger Sub, and will continue as the surviving entity and become a wholly-owned, direct Subsidiary of BioLife ((i), (ii), and (iii), collectively, the “Acquisition”). Borrower has requested that Bank consent to the Acquisition. E. Borrower has also notified Bank that SciSafe Holdings, Inc., a Delaware corporation has been dissolved (the “SciSafe Dissolution”). Borrower has also requested that Bank consent to the SciSafe Dissolution. F. Bank has agreed to consent to the Acquisition and SciSafe Dissolution and so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement. 2. Consent. 2.1 Consent to Acquisition. Bank hereby consents to the Acquisition and agrees that the Acquisition shall not, in and of itself, constitute an Event of Default under Section 6.3 (relative to mergers and acquisitions) and Section 6.7 (relative to distributions and investments) provided that such consent is subject to the following conditions being fulfilled, each to the satisfaction of Bank: (a) BioLife shall be a surviving legal entity after the consummation of the Acquisition; (b) the value of the total consideration (including, without limitation, the value of Borrower’s stock, any earnout obligations and any other property used in satisfaction of the purchase price) in connection with the Acquisition shall not exceed $25,000,000.00 (“Total Consideration”); provided that, (i) the cash consideration paid by BioLife to the Sellers on or about the closing date of the Acquisition shall not exceed $12,500,000.00 (the Closing Payment”) and (ii) the total cash consideration included in the Total Consideration shall not exceed $15,000,000.00 at any time (inclusive of the Closing Payment); (c) Borrower shall not assume or incur any Indebtedness or Liens in connection with the Acquisition (other than Permitted Indebtedness or Permitted Liens); (d) Borrower shall provide Bank with certified copies, dated as of a recent date, of Lien searches with respect to Panthera accompanied by written evidence (including any UCC termination statements, PPSA termination statements, or other termination statement under Applicable Law) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been terminated or released; and (e) no Event of Default shall occur or continue, both before and immediately after giving effect to the Acquisition. The consent provided for herein is a one-time consent relating only to the Acquisitions and shall not be deemed to constitute an agreement by Bank to any future consent or waiver of the terms and conditions of the Loan Agreement. 2.2 Consent to SciSafe Dissolution. (a) Bank hereby consents to the SciSafe Dissolution and agrees that the SciSafe Dissolution shall not, in and of itself, constitute an Event of Default under Section 6.2 (relative to changes in business, management, control, or business locations) provided that such consent is subject to the following conditions being fulfilled, each to the satisfaction of Bank: (a) all assets of SciSafe were transferred to BioLife contemporaneously with the consummation of the SciSafe Dissolution (free and clear of any Indebtedness or Liens); (b) no Borrower shall have assumed or incurred any Indebtedness or Liens in connection with the SciSafe Dissolution; and (c) no Event of Default shall occur or continue, both before and immediately after giving effect to the SciSafe Dissolution (the “SciSafe Dissolution Consent Conditions”). The consent provided for herein is a one-time consent relating only to the SciSafe Dissolution and shall not be deemed to constitute an agreement by Bank to any future consent or waiver of the terms and conditions of the Loan Agreement. (b) Upon the satisfaction of the SciSafe Dissolution Consent Conditions, Bank hereby (a) releases SciSafe from the Obligations (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of the Loan Agreement) and liabilities under the Loan Agreement and the Loan Documents, (b) releases Bank’s Lien in SciSafe, and (c) authorizes Borrower, or any other party on behalf of Borrower, to prepare and file any UCC-3 Termination Statement or other documents necessary to evidence the release of Bank’s security interest in SciSafe ((a), (b) and (c) collectively, the “Release”). Notwithstanding the foregoing, those obligations that are expressly specified in the Loan Agreement as surviving the Loan Agreement’s termination shall continue to survive notwithstanding the execution of this Amendment. (c) BioLife, SavSu, and Sexton each hereby consents to the Release, and BioLife, SavSu, and Sexton each acknowledges and confirms that it remains fully liable under the Loan Agreement and the Loan Documents. In connection with the Release, BioLife, SavSu, and Sexton each hereby agrees to pay and perform when due all present and future indebtedness, liabilities and Obligations of BioLife, SavSu, and Sexton under, based upon, or arising out of the Loan Agreement, the Loan Documents and any instruments and agreements relating thereto. BioLife, SavSu, and Sexton each agrees to honor, perform and comply with, in all respects, all terms and provisions of all of the Loan Agreement and the Loan Documents, to the same extent as though BioLife, SavSu, or Sexton were the sole borrower. All present and future Obligations of SciSafe shall be deemed to refer to all present and future obligations of each of BioLife, SavSu, and Sexton. All references in the Loan Agreement and the Loan Documents to “Borrower” shall be deemed to refer to, individually and collectively, jointly and severally, BioLife, SavSu, and Sexton. 3. Additional Covenant. Borrower shall, on or prior to June 3, 2025 (i) provide to Bank a joinder to the Loan Agreement to cause Panthera to become a co-borrower thereunder, together with such appropriate loan documents, debentures, financing statements and/or Control Agreements, all in form and substance satisfactory to Bank (including being sufficient to grant Bank a first priority perfected security interest in the Collateral), (ii) provide to Bank appropriate certificates and powers and financing statements, pledging all of the direct or beneficial ownership interest in Panthera, in form and substance satisfactory to Bank, and (iii) provide to Bank all other documentation in form and substance satisfactory to Bank which, in its opinion, is appropriate with respect to the execution and delivery of the applicable documentation referred to effect such a joinder to the Loan Agreement. 4. Amendments to Loan Agreement. 4.1 Section 5.7(a) (Accounts). Section 5.7(a) is amended in its entirety and replaced with the following: “ (a) Maintain all of Borrower’s, any of its Subsidiaries’, and any Guarantor’s operating accounts, depository accounts and excess cash with Bank or Bank’s Affiliates. Notwithstanding the foregoing, Canadian Subsidiary shall be permitted to maintain accounts with financial institutions outside of Bank in Canada in an aggregate amount not to exceed $3,000,000.00 at any time.” 4.2 Section 12.2 (Definitions). The following new term and its respective definition is hereby inserted to appear alphabetically in Section 12.2 thereof: “ “Canadian Subsidiary” means PANTHERA CRYOSOLUTIONS INC., a Canadian corporation.” 4.3 Section 12.2 – Permitted Investments (Definitions). Clause (i) of the definition of Permitted Investments is amended in its entirety and replaced with the following: “(i) Investments by Borrower in (i) its Subsidiaries which are co-Borrowers under this Agreement and (ii) at all times prior Canadian Subsidiary becoming a co- Borrower under this Agreement, Canadian Subsidiary for the ordinary, necessary and current operating expenses of such Subsidiary in an aggregate amount not to exceed the lesser of (A) $3,000,000.00 and (B) an amount which is equal to three (3) months of ordinary, necessary and current operating expenses of Canadian Subsidiary, provided that (x) an Event of Default has not occurred and will not occur after giving effect to such Investment and (y) Borrower and its Subsidiaries are at all times in compliance with the terms of Section 5.7 of this Agreement.” 5. Compliance Statement. The Compliance Statement appearing as Exhibit A to the Loan Agreement is deleted in its entirety and replaced with the Compliance Statement attached as Schedule 2 attached hereto. 6. Limitation of Consent and Amendment. 6.1 The consent and amendments set forth in Sections 2, 3 and 4, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document. 6.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. 7. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows: 7.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing; 7.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment; 7.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; 7.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized; 7.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower; 7.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and 7.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights. 8. Release by Borrower: 8.1 FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing. 8.2 In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows: “A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.) 8.3 By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights. 8.4 This release may be pleaded as a full and complete defense and/or as a cross- complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events. 8.5 Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows: (a) Except as expressly stated in this Amendment, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment. (b) Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary. (c) The terms of this Amendment are contractual and not a mere recital. (d) This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

(e) Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein. 9. Fees and Expenses. Borrower shall reimburse Bank for all unreimbursed Bank Expenses, including without limitation, all legal fees and expenses incurred in connection with this Amendment. 10. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles. 11. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. 12. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof. 13. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto. [Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above. BANK BORROWER FIRST-CITIZENS BANK & TRUST COMPANY By: / s / Kale Frank Name: Kale Frank Title: Managing Director BIOLIFE SOLUTIONS, INC. By: /s/ Troy Wichterman Name: Troy Wichterman Title: Chief Financial Officer SAVSU TECHNOLOGIES, INC. By: /s/ Troy Wichterman Name: Troy Wichterman Title: Secretary, Vice President, Treasurer SEXTON BIOTECHNOLOGIES, INC. By: /s/ Troy Wichterman Name: Troy Wichterman Title: Secretary, Vice President, Treasurer

Schedule 1 [Purchase Agreement] [Omitted] Schedule 2 EXHIBIT A COMPLIANCE STATEMENT [***]

Schedule 1 to Compliance Statement Financial Covenants of Borrower [***]